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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 3, 1999
                           --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events


     On February 3, 1999, Harvey Golub, Chairman and Chief Executive Officer of the Registrant, and Jim Cracchiolo, President of American Express Travel Related Services International, presented speeches to the financial community. Certain information contained in such speeches is filed herein on Exhibit 99.1.








































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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   February 3, 1999
























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                                 EXHIBIT INDEX


Item No.                          Description
--------                          -----------

99.1 Certain information from speeches presented to the financial community by Harvey Golub and Jim Cracchiolo on February 3, 1999.